                                                                  EXHIBIT 10.7.2

                      FIRST AMENDMENT TO GUARANTY OF LEASE

      This First Amendment to Guaranty of Lease (this "Guaranty Amendment"), dated as of February 20, 2004, is made by and between Brookdale Living Communities, Inc., a Delaware corporation (together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, "Guarantor") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Initial Beneficiary").

      Guarantor executed that certain Guaranty of Lease in favor of Initial Beneficiary dated as of January 28, 2004 (the "Guaranty"). Initial Beneficiary and certain of its affiliates (each a "Landlord" and, collectively, "Landlords") are simultaneously herewith acquiring a fee simple interest in the parcels of land described on Exhibit A, attached hereto and made a part hereof, and the improvements located on said land (each a "New Property" and, collectively, the "New Properties") and leasing the New Properties to the entities identified as Tenant on Schedule C, attached hereto and made a part hereof (each a "New Tenant" and, collectively, the "New Tenants"), pursuant to those certain leases identified on Schedule C attached hereto and made a part hereof (each a "New Lease" and, collectively, the "New Leases"). Initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Guaranty. Landlords are unwilling to acquire the New Properties or enter into the New Leases unless Guarantor enters into this Guaranty Amendment. Guarantor directly or indirectly owns all the stock, partnership interests or membership interests, as the case may be, of each New Tenant. The acquisition by Landlords of the New Properties and the lease of the New Properties to New Tenants is of direct benefit to Guarantor. This Guaranty Amendment reasonably may be expected to benefit, directly or indirectly, Guarantor.

      NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with Initial Beneficiary as follows:

            1. Certain Amendments. Exhibit A to the Guaranty is hereby amended to include each of the New Properties identified on Exhibit A attached hereto. Schedule B to the Guaranty is hereby deleted in its entirety and replaced with Schedule B attached hereto. From and after the date hereof, the Guaranty is (a) for the benefit of all of the Landlords identified on Schedule B to the Guaranty, as amended hereby, and Ventas, Inc., a Delaware corporation (only to the extent Ventas, Inc. is liable pursuant to any guaranty made by Ventas, Inc. in connection with a mortgage loan related to any Property assumed by a Landlord in connection with the acquisition of such Property) and (b) applicable to (i) all of the Properties identified on Exhibit A to the Guaranty, as amended hereby, and (ii) all of the Tenants and Leases identified on Schedule B to the Guaranty, as amended hereby.

            2. Portfolio Coverage Ratio. Section 8(k) of the Lease Guaranty is hereby deleted in its entirety and replaced with the following:

            If Tenants shall fail to maintain as of the end of each fiscal quarter a Portfolio Coverage Ratio (as defined below) of not less than 1.10 to

            1.00 in breach of Section 8.2.8 of any of the Leases, subject to Tenant's rights to cure such "Event of Default" as provided in
            Section 8.2.8 of such Leases.

            3. Full Force and Effect. All other terms, conditions and covenants contained in the Guaranty remain unchanged and in full force and effect. Guarantor confirms and ratifies the terms and provisions of the Guaranty and agrees that the Guaranty remains in full force and effect as of the date hereof, and nothing contained in this Guaranty Amendment shall be construed to impair, limit or reduce the security, rights or powers that Initial Beneficiary or any other Landlord, or any of their successors, may have under the Guaranty. Guarantor further reaffirms and ratifies its obligations to be bound by and perform all of the terms of the Guaranty and any other agreements to which it and any Landlord is a party.

            4. Governing Law; Jurisdiction. This Guaranty Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Guarantor irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Guaranty Amendment. Guarantor consents to jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, and consents to venue in the State of Illinois, and Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.

            5. Amendments; Successors. Neither this Guaranty Amendment nor the Guaranty may be modified or amended except by a written agreement duly executed by Guarantor and Landlord. This Guaranty Amendment shall be binding upon the Guarantor and shall inure to the benefit of Landlords and their successors and assigns as permitted under the Guaranty, including, without limitation, any mortgagee of Landlord's interest in any Property. In the event any one or more of the provisions contained in this Guaranty Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Amendment, but this Guaranty Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "New Tenant" and the term "New Tenants" includes their successors and assigns with respect to the New Leases.

            6. Counterparts. This Guaranty Amendment may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty Amendment to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                    BROOKDALE LIVING COMMUNITIES, INC., a
                                    Delaware corporation

                                    By: /s/ R. Stanley Young
                                        ----------------------------------------
                                        Name: R. Stanley Young
                                        Title: Executive Vice-President, Chief
                                        Financial Officer and Treasurer

                                    VENTAS REALTY, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Ventas, Inc., a Delaware corporation,
                                        its sole general partner

                                    By: /s/ T. Richard Riney
                                        ---------------------------------------
                                        T. Richard Riney
                                        Executive Vice President/General Counsel

                                                                       EXHIBIT A

                           LEGAL DESCRIPTION (BRISTOL)

      TRACT 1: BEGINNING at a point on the southern right-of-way line of Bristol View Drive, corner to property of Warren; thence with the right-of-way line of Bristol View Drive N 60 degrees 01' E 597.63 feet to a point, corner to property of Merritt; thence with the line of Merritt S 48 degrees 58' E 301.07 feet to a point, corner to Tract 2; thence with the line of Tract 2 S 47 degrees 51' 30" E
121.48 feet to a point marked by an axle, corner to property of Cuba; thence with the line of the property of Cuba the following two courses: (1) S 62 degrees 54' W 117.46 feet to an iron pin, then (2) S 27 degrees 41' 30" E 49.78 feet to an iron pin, corner to property of Blacky; thence with the line of property of Blacky S 60 degrees 43; 40" W 78.53 feet to an iron pin, corner to property of Smith; thence with the line of property of Smith on two courses (1) S 62 degrees 22' 20" W 107.12 feet to an axle, then (2) S 38 degrees 14' 20" E
50.60 feet to an iron pin, corner to property of Salyer, the same being Lot 6, Block 1, Westfield Subdivision; thence with the northwestern line of Lots 6, 5, and 4, Block 1, Westfield Subdivision S 61 degrees 58' 10" W 216.53 feet to a pin, corner to Lots 3 and 4, Block 1, Westfield Subdivision; thence with the northwestern line of Lot 3, Block 1, Westfield Subdivision S 62 degrees 18' 30" W 51.94 to a post, common corner to Lots 2 and 3, Block 1, Westfield Subdivision and corner to property of Warren; thence with the line of property of Warren N 49 degrees 11' 10" W 507.63 feet to a point, the same being the point of Beginning, containing 269,200.8 square feet (6.18 acres +/-).

      TRACT 2: BEGINNING at a point on the northeastern line of Tract 1, corner to property of Merritt; thence with the line of the property of Merritt N 50 degrees 03' 30" E 133.03 feet to an iron pin, corner to Tract 3; thence with the line of Tract 3 the following three courses: (1) S 19 degrees 36' 40" E 187.00 feet to a point, then (2) N 50 degrees 03' 30" E 74.00 feet to an iron pin, then
(3) S 49 degrees 36' 49" E 92.88 feet to a point, the northern corner of Lot 13, Block 1, Westfield Subdivision; thence with the northwestern line of said Lot 13 S 61 degrees 38' 40" W 76.00 feet to a point, common corner to Lots 12 and 13, Block 1 of said subdivision; thence with the northwestern line of Lots 11 and 12, Block 1 of said subdivision S 63 degrees 00' 50" W 152.06 feet to a point, common corner to Lots 10 and 11, Block 1 of said subdivision, corner of Cuba; thence with the line of Cuba and with the line of Tract 1 N 47 degrees 51' 30" W
228.00 feet (passing an axle at 106.52 feet) to a point, the same being the point of Beginning, containing 45, 563.76 square feet (1.046 acres +/-).

      TRACT 3: BEGINNING at an iron pin, corner to Lot 2 and in the line of Merritt, thence with the line of Merritt, N 50 degrees 03' 30" E 140.00 feet to an iron pin, corner to Merritt and in the line of Chapman; thence with the line of Chapman S 49 degrees 36' 40" E 290.00 feet to a locust stump in the northwestern line of Lot 1, Block 2, Westfield Subdivision; thence with the line of said Lot 1 S 58 degrees 25' W 18.54 feet to an iron pin, corner to the terminus of a 50 feet street; thence with the line of the terminus of said 50 feet street S 59 degrees 16' 25" W 50.00 feet to a point, corner to Tract 2 and the northern corner of Lot 13, Block 1, Westfield Subdivision; thence with the line of said Tract 2 the following three courses: (1) N 49 degrees 36' 40" W 92.88 feet to an iron pin, then (2) S 50 degrees 03' 30" W 74.00 feet to a point, then (3) N 49 degrees 36' 40" W 187.00 feet to an iron pin, the same being the point of Beginning, containing 25,847.64 square feet (0.594 acres +/-).

      Of Tract 3 above described, a certain portion thereof has been and is hereby dedicated as a 50 foot right-of-way for the use and benefit of Tracts 1 and 2 above described, which right-of-way area shall constitute a non-exclusive easement for ingress, egress and regress, including the right to maintain roadways and landscaping thereon together with the installation and maintenance of utilities, both above and below ground, which right-of-way area is more specifically described as follows:

      BEGINNING at a point, corner to Tract 2 and the northern corner of Lot 13, Block 1, Westfield Subdivision and the northwestern terminus of a 50 foot street, thence with the line of Tract 2 N 49 degrees 36' 40" W 92.88 feet to an iron pin; thence leaving the line of Tract 2 and a new line bi-secting Tract 3 as follows: (1) N 59 degrees 16' 25" E 50.00 feet to a point, thence (2) S 49 degrees 36' 40" E 92.88 feet to an iron pin, corner to Lots 1, Block 2, Westfield Subdivision and the northeastern corner of the terminus of a 50 foot street; thence with the line of terminus of said 50 foot street S 59 degrees 16' 25" W 50.00 feet to a point, the same being the point of Beginning.

      The above descriptions were taken from a plat prepared by Frank T. Holbrook, Certified Land Surveyor, said plat being entitled "Bristol House, Bristol Virginia" and being dated September 8, 1984.

      TRACT 1 being the same property conveyed to Bristol House, Ltd. by deed from R.C. Houser, et al. dated September __, 1984, recorded in the Office of the Circuit Court Clerk for the City of Bristol, Virginia in Deed Book 242, at page 46.

TRACTS 2 and 3 being the same property conveyed to Bristol House, Ltd. by deed of George Leslie McClellan, et ux. dated September 6, 1984 and recorded in the Office of the Clerk of the Circuit Court for the City of Bristol, Virginia in Deed Book 241, page 419.

                           LEGAL DESCRIPTION (TAVARES)

      Lots 16 and 17, less: Begin at the Northwesterly corner of Lot 17, run thence East along the North line of Lot 17, for 80 feet, run thence Southeasterly for 520.52 feet to a point on the South line of said Lot 17 that is 164.3 feet East of the Southwest corner of said Lot 17, run thence West along South line of said Lot 17 for 164.3 feet to the Southwest corner of said Lot 17, run thence Northerly along Westerly line of Lot 17, for 513.19 feet to the Point of Beginning, also less: Begin at the Southeast corner of Lot 16 and run West along the South line thereof 60 feet, thence North and parallel to the East line of Lot 16 for 42.82 feet, thence East and parallel to the South line of Lot 16 for 60 feet to the East line of Lot 16, thence South along said East line 42.82 feet to the Point of Beginning, all lying and being in Alex St. Clair Abram's Extension to the City of Tavares, Florida, according to the plat thereof recorded in Plat Book 1, page 53, Public Records of Lake County, Florida. Said Lots 16 and 17 are sometimes referred to as Blocks 16 and 17.

      Said property is also described as follows:

      Commence at the Southwest corner of Lot 17, Alex St. Clair Abram's Extension to the City of Tavares, Florida as recorded in Plat Book 1, Page 53, Public Records of Lake County, Florida; thence S89 degrees 18'00"E along the South line of said Lot 17 and the North right of way line of East Caroline Street, a distance of 164.30 feet for a Point of Beginning; thence N08 degrees 39'03"W a distance of 519.98 feet to a point on the North line of said Lot 17, being 80.00 feet, S89 degrees 02'15"E of the Northwesterly corner of said Lot 17; thence S89 degrees 02'15"E along the North line of said Lot 17 and Lot 16 of said Alex St. Clair Abram's Extension to the City of Tavares, a distance of
693.77 feet to the Northeast corner of said Lot 16; thence S00 degrees 40'25"W along the East line of said Lot 16, a distance of 467.08 feet; thence N89 degrees 18'00"W a distance of 60.00 feet; thence S00 degrees 40'25"W a distance of 42.82 feet to a point on the South line of said Lot 16 and the North right of way line of East Caroline Street; thence N89 degrees 18'00"W along the South line of said Lots 16 and 17 and the North right of way line of East Caroline Street, a distance of 549.51 feet to the Point of Beginning.

Containing 7.59 acres, more or less.

                                   SCHEDULE B

      PROPERTY                      LANDLORD                    TENANT                    LEASE DOCUMENT
------------------------     ----------------------      -----------------------     -------------------------
Grand Court Adrian,          Ventas Realty, Limited      BLC Adrian-GC, LLC          Master Lease Agreement by
Adrian, Michigan             Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

Grand Court Albuquerque,     Ventas Realty, Limited      BLC Albuquerque-GC, LLC     Master Lease Agreement by
Albuquerque, New Mexico      Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

Grand Court Bristol,         Ventas Realty, Limited      BLC Bristol-GC, LLC         Master Lease Agreement by
Bristol, Virginia            Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

Grand Court Dayton,          Ventas Realty, Limited      BLC Dayton-GC, LLC          Master Lease Agreement by
Dayton, Ohio                 Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

      PROPERTY                      LANDLORD                    TENANT                    LEASE DOCUMENT
------------------------     ----------------------      -----------------------     -------------------------
Grand Court Fort Myers,      Ventas Realty, Limited      BLC Fort Myers-GC, LLC      Master Lease Agreement by
Fort Myers, Florida          Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

Grand Court Tavares,         Ventas Realty, Limited      BLC Tavares-GC, LLC         Master Lease Agreement by
Tavares, Florida             Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

                                   SCHEDULE C

      PROPERTY                      LANDLORD                    TENANT                    LEASE DOCUMENT
------------------------     ----------------------      -----------------------     -------------------------
Grand Court Bristol,         Ventas Realty, Limited      BLC Bristol-GC, LLC         Master Lease Agreement by
Bristol, Virginia            Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC

Grand Court Tavares,         Ventas Realty, Limited      BLC Tavares-GC, LLC         Master Lease Agreement by
Tavares, Florida             Partnership                                             Ventas Realty, Limited
                                                                                     Partnership and BLC
                                                                                     Adrian-GC, LLC; BLC
                                                                                     Albuquerque-GC, LLC; BLC
                                                                                     Bristol-GC, LLC; BLC
                                                                                     Dayton-GC, LLC; BLC Fort
                                                                                     Myers-GC, LLC; and BLC
                                                                                     Tavares-GC, LLC